OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund
(each a "Fund" and collectively, the "Funds")

Supplement to the Funds' Statement of Additional Information
dated July 29, 2006

On March 29, 2007, the Board of Trustees of Optimum Fund Trust ("Board") approved changes to the management fee schedule for Optimum Fixed Income Fund. Effective April 1, 2007, the following replaces the prior fee schedule for the Optimum Fixed Income Fund under the "Investment Manager" disclosure in the section entitled "Investment Manager and Other Service Providers" for Optimum Fixed Income Fund:

Fund	Annual Management Fee Rate (as a percentage of average daily net assets)
Optimum Fixed Income Fund

0.70% of assets up to $25 million
0.65% of assets from $25 million to $100 million
0.60% of assets over $100 million to $500 million
0.55% of assets over $500 million to $1 billion
0.50% of assets over $1 billion

The last paragraph in the "Investment Manager" disclosure in the section entitled "Investment Manager and Other Service Providers" has been deleted and replaced in its entirety with the following:

The Manager has also entered into a Consulting Services Agreement with Linsco/Private Ledger Corp. ("LPL") to provide research to assist the Manager in evaluating and monitoring Fund performance and the Sub-Advisers and in making recommendations to the Trustees about hiring and changing Sub-Advisers. The Manager is responsible for paying LPL the following consulting fees on each Fund out of the Manager's assets:

Fund	Annual Consulting Fee Rate (as a percentage of average daily net assets)
Optimum Large Cap Growth Fund

0.285% of assets up to $250 million
0.280% of assets from $250 million to $300 million
0.270% of assets from $300 million to $400 million
0.260% of assets from $400 million to $500 million
0.250% of assets over $500 million

Optimum Large Cap Value Fund	0.285% of assets up to $100 million 0.260% of assets from $100 million to $250 million 0.250% of assets from $250 million to $500 million 0.240% of assets over $500 million
Optimum Small Cap Growth Fund	0.285% of assets
Optimum Small Cap Value Fund	0.285% of assets up to $75 million 0.280% of assets from $75 million to $150 million 0.270% of assets over $150 million
Optimum International Fund	0.285% of assets up to $50 million 0.260% of assets from $50 to 100 million 0.250% of assets from $100 to 300 million 0.240% of assets from $300 to 400 million 0.230% of assets over $400 million
Optimum Fixed Income Fund

0.285% of assets up to $25 million
0.270% of assets from $25 million to $100 million
0.250% of assets from $100 million to $500 million
0.230% of assets from $500 million to $1 billion
0.210% of assets over $1 billion

The last paragraph in the "Distributor" disclosure relating to the Trust's financial intermediary wholesaler in the section entitled "Investment Manager and Other Service Providers" is deleted.

On March 29, 2007, the Board approved changes to the administrative service fee and the transfer agent fee. The fund accounting services fees remain unchanged. Effective April 1, 2007, the following paragraphs replace the "Fund Accounting, Administrative and Transfer Agency Services" disclosure in the section entitled "Investment Manager and Other Service Providers":

Delaware Service Company, Inc. ("DSC"), located at 2005 Market Street, Philadelphia, PA 19103-7094, provides the Trust with fund accounting, administrative and transfer agency services pursuant to a Mutual Fund Services Agreement. The fund accounting services provided by DSC include performing all functions related to calculating each Fund's NAV, and providing all financial reporting services, regulatory compliance testing and other related accounting services. For providing these fund accounting services, the Trust pays DSC the following fees (plus out-of-pocket expenses):

Fund	Fund Accounting Services Fee (as a percentage of average daily net assets)
Optimum Large Cap Growth Fund Optimum Large Cap Value Fund Optimum Small Cap Growth Fund Optimum Small Cap Value Fund	0.04%, subject to an annual minimum of $35,000, plus $4,000 per share class
Optimum Fixed Income Fund	0.04%, subject to an annual minimum of $45,000, plus $4,000 per share class
Optimum International Fund	0.04%, subject to an annual minimum of $70,000, plus $4,000 per share class

DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance and preparation of materials and reports for the Board of Trustees. DSC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For providing these administrative services, each Fund pays DSC the following fee as a percentage of the Fund's average daily net assets (plus out-of-pocket expenses): 0.165% of assets up to $500 million; 0.140% of assets from $500 million to $1 billion; and 0.115% of assets over $1 billion.

In addition, DSC serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund. For providing these transfer agency services, the Trust pays DSC a fee at an annual rate of 0.235% of the Trust's total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses. DSC is an affiliate of the Manager, and is a subsidiary of DMH and, therefore, Lincoln. DSC may also contract to compensate selling dealers for providing certain services to Fund shareholders. These payments are made out of DSC's compensation, and may equal up to 0.18% of a Fund's average daily net assets for shareholders that the selling dealer services. In addition to the asset-based fee that LPL receives for services provided as consultant to the Manager, LPL has been engaged to provide such services and DSC pays LPL a fee at an annual rate of 0.18% of average daily net assets in connection with such services.

On March 29, 2007, the Board approved the termination of new purchases of the Funds' Class B shares. The Funds will offer Class B shares only in connection with dividend reinvestments and permitted exchanges of Class B shares. The following paragraphs are added at the beginning of the section entitled "Purchasing shares":

Effective at the close of business on July 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments Fund, as permitted by existing exchange privileges.

For Class B shares outstanding as of July 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge ("CDSC") schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

Effective at the close of business on July 31, 2007, the 35-day reinvestment privilege described in the Section entitled "Purchasing Shares - 35-Day Reinvestment Privilege" will no longer apply to Class B shares.

The following section entitled "Other Payments to Dealers" is added to the Statement of Additional Information:

Delaware Distributors, L.P. (the "Distributor") and its affiliates may pay compensation at their own expense and not as an expense of the Funds, to affiliated or unaffiliated brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing ("distribution assistance"). For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services, marketing and educational support and ticket charges. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Funds), the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

A significant purpose of these payments is to increase sales of the Funds' shares. The Funds' investment adviser or its affiliates may benefit from the Distributor's payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through such Financial Intermediaries.

Please keep this Supplement for future reference.

This Supplement is dated April 20, 2007.